DATE:          9 MARCH  2006

TO:            JPMorgan Chase Bank, N.A.
               Not in its individual capacity but solely in its Capacity as Trustee for the benefit of the RAAC Series 2006-SP1 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-SP1 Trust

ATTENTION:     RAAC Series 2006-SP1 Trust
FAX:           713-216-4880

Cc:            Christopher Martinez
FAX:           952-838-4834

FROM:          Merrill Lynch Capital Services, Inc.
CONTACT:       Luis Rodriguez
EMAIL:         lrodrigu@exchange.ml.com
TEL:           212-449-8829
FAX:           917-778-0836

RE:            SWAP TRANSACTION

ML REF: 06DL04470

Dear Sir or Madam:

        The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between RAAC 2006-SP1 Trust acting through JPMorgan Chase Bank, N.A., not in its individual capacity but solely as Trustee for the benefit of the RAAC 2006-SP1 Trust, and Merrill Lynch Capital Services, Inc. ("MLCS") (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this Confirmation, "Party A" means MLCS, and "Party B" means RAAC 2006-SP1 Trust acting through JPMorgan Chase Bank N.A., not in its individual capacity, but solely as Trustee for the benefit of the RAAC 2006-SP1 Trust.

        The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation shall govern.

        Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of 01 February 2006 (the "Pooling and Servicing Agreement"), among Residential Asset Mortgage Products, Inc. (as Depositor), Residential Funding Corporation (as Master Servicer) and JP Morgan Chase Bank, N.A. (as Trustee).

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

        Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

        (a) NON-RELIANCE. Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based on its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received form the other party any assurance or guarantee as to the expected results of this Transaction. Notwithstanding the foregoing, in the case of Party B, it has entered into this Transaction pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

        (b) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction and, in the case of Party B, it has been directed by the Pooling and Servicing Agreement to enter into this Transaction.

        (c) STATUS OF PARTIES. The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2. The terms of the particular Transaction to which the Confirmation relates are as follows:

Notional Amount:

                    With respect to any Calculation Period, the lesser, if any, of (A) the USD Notional Amount set forth in Exhibit I attached hereto; and (B) the outstanding aggregate principal balance of the Class A Certificates and Class M Certificates immediately prior to the related Floating Rate Payer Period End Date. The Trustee shall notify the Floating Rate Payer at least (1) one Business Day prior to the related Floating Rate Payer Payment Date of the outstanding aggregate principal balance of the Class A Certificates and Class M Certificates and shall send such notification to the Floating Rate Payer as instructed by the Floating Rate Payer.

Trade Date:         2 March 2006

Effective Date:     9 March 2006

Termination Date:

                    25 May 2012, subject to adjustment in accordance with the Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:   Party B

Fixed Rate Payer Payment Date:          9 March 2006

Fixed Amount:        USD 986,000.00



Floating Amounts:

Floating Rate Payer: Party A

Cap Rate:

                    With respect to the relevant Calculation Period, as set forth in Exhibit I attached hereto

Floating Rate Payer
Payment Dates:

                    2 Business Days prior to each Floating Rate Payer Period End Date

Floating Rate Payer
Period End Dates:

                    The 25th calendar day of each month, commencing on 25 March 2006 and ending on the Termination Date, inclusive, with No Adjustment.

Floating Rate for initial
Calculation Period:   4.691250 percent

Floating Rate Option: USD-LIBOR-BBA

Designated Maturity:  1 Month

Spread:               None

Floating Rate Day
Count Fraction:       Actual/360

Reset Dates:          First day of each Calculation Period

Business Days:        New York

3. FORM MASTER AGREEMENT.

(a) "Specified Entity" means, in relation to Party A, for the purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable. (b) "Specified Entity" means, in relation to Party B, for the purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.
(c) "Specified Transaction" will have the meaning specified in Section 14 of the Form Master Agreement. (d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Form Master Agreement will not apply to Party A or to Party B.
(e) The "Automatic Early Termination" provisions of Section 6(a) of the Form Master Agreement will not apply to Party A or to Party B. (f) The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).
(g) The phrase "Termination Currency" means United States Dollars.
(h) For the purpose of Section 6(e) of the Form Master Agreement, Market Quotation and Second Method will apply. (i) The Events of Default specified under Sections 5(a)(ii), 5(a)(iii), 5(a)(iv), 5(a)(v), 5(a)(vi), and the Termination Events specified under Sections 5(b)(ii) and 5(b)(iii) of the Form Master Agreement will not apply to Party A or to Party B. With respect to Party B only, the provisions of Section 5(a)(vii) clause 2 will not be applicable.
(j) Without affecting the provisions of the Form Master Agreement requiring the calculation of certain net payment amounts, as a result of an Event of Default or Additional Termination Event or otherwise, all payments will be made without setoff or counterclaim.

4. RECORDING OF CONVERSATIONS.

        Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Form Master Agreement and/or this Transaction.

5.      CREDIT SUPPORT DOCUMENT.

        In relation to Party A:     Guarantee of Merrill Lynch & Co., Inc.
                                        ("ML&Co")

        In relation to Party B:     Not Applicable

6.      CREDIT SUPPORT PROVIDER.

        In relation to Party A:     ML&Co

        In relation to Party B:     Not Applicable

7.      ACCOUNT DETAILS.

        USD payments to Party A:

                           DEUTSCHE BANK TRUST COMPANY AMERICAS, NEW
                               YORK,NY: 021001033)
                            FAO: MERRILL LYNCH CAPITAL SERVICES, INC., NEW
                            YORK,NY
                                Acct: 00-811-874

        USD payments to Party B:
                             JPMorgan Chase Bank, N.A.
                                 ABA#: 021000021
                               DDA ACCT#: 00103409232, Structured Finance
                               REF: RAAC 2006-SP1

8.      OFFICES.

        The Office of Party A for this Transaction is:    New York

        The Office of Party B for this Transaction is:           Houston, Texas


9.      ADDITIONAL PROVISIONS.

        (a) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as one of the parties to the Form Master Agreement ("X") shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no further payment or delivery obligations, whether absolute or contingent, under such Section, then unless the other party ("Y") is required pursuant to appropriate proceedings to return to X or otherwise returns to X (upon demand of X, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a), excluding
Section 5(a)(vii), of the Form Master Agreement with respect to X shall not constitute an Event of Default or a Potential Event of Default with respect to X as the Defaulting Party; and (ii) Y shall be entitled to designate an Early Termination Date (a) pursuant to Section 10 below and/or (b) pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in Section 5(b)(i) of the Form Master Agreement with respect to Y as the Affected Party.

        (b) Downgrade of Party A. If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5 Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost) Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below). Unless such a transfer by Party A has occurred within 20 Business Days after the occurrence of a Ratings Event, Party A shall immediately, at its own cost, post Eligible Collateral (as designated in the approved Credit Support Annex), to secure Party B's exposure or potential exposure to Party A, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof. The Eligible Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition. Valuation and posting of Eligible Collateral shall be made weekly. Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral, Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that Party A's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to Party A. For the purpose hereof, a "Ratings Event" shall occur with respect to Party A if the long-term and short-term senior unsecured ratings of Party A or its Credit Support Provider cease to be at least A and A-1 by Standard & Poor's Ratings Service ("S&P") and at least A1 and P-1 by Moody's Investors Service, Inc. ("Moody's") and at least A and F1 by Fitch, Inc. ("Fitch"), to the extent such obligations are rated by S&P, Moody's and Fitch. "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's or Fitch have confirmed in writing that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates. Notwithstanding the foregoing, in the event the long-term senior unsecured ratings of Party A or its Credit Support Provider cease to be at least BBB- by S&P, to the extent such obligations are rated by S&P, Party A shall, within 10 Business Days of such occurrence, transfer (at its own cost) its rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition.

10. ADDITIONAL TERMINATION EVENT.

        The failure by Party A to post Eligible  Collateral  in accordance  with
Section 9(b) hereof or to transfer its rights and obligations hereunder shall constitute an Additional Termination Event for which Party A shall be the sole Affected Party.

11. WAIVER OF RIGHT TO TRIAL BY JURY.

        EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

12. ELIGIBLE CONTRACT PARTICIPANT.

        Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.



13. NOTICE BY FACSIMILE TRANSMISSION.

        Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

14. REPRESENTATIONS.

        Party B represents that: (a) it is directed pursuant to the Pooling and Servicing Agreement to enter into this Transaction (including the Form Master Agreement) and to perform its obligations hereunder (and thereunder); (b) the Transaction and the performance of its obligations hereunder (and under the Form Master Agreement) do not violate any material obligation of such Party; (c) as of the date hereof, all conditions precedent to the issuance of the Certificates have been satisfied or waived; (d) each of the Pooling and Servicing Agreement and the other transaction documents related thereto (the "Transaction Documents") to which it is a party has been duly authorized, executed and delivered by it; (e) assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party constitutes the legal, valid and binding obligations of Party B, enforceable against Party B in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors' rights generally; (f) the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party are in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party, except such as may have been delivered to Party A and to Party B; (g) to the best of its knowledge, no event of default (or event which would, with the passage of time or the giving of notice, or both, constitute an event of default) has occurred under any of the Transaction Documents to which Party B is a party; and (h) the person executing this Confirmation is duly authorized to execute and deliver it on behalf of Party B.

15. MULTIBRANCH PARTY.

        For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is not a Multibranch Party; and (b) Party B is not a Multibranch Party.

16. OTHER PROVISIONS.

        (a) Calculation Agent. If applicable, the Calculation Agent is Party A.

        (b) Addresses for notices.

        With respect to Party A:

                  Address:   Merrill Lynch World Headquarters
                             4 World Financial Center, 18th Floor
                             New York, New York 10080
                             Attention:     Swap Group
                             Facsimile No.: 917-778-0836
                             Telephone No.: 212 449-2467

                             (For all purposes)

        Additionally, a copy of all notices pursuant to Sections 5, 6, and 7 as well as any changes to counterparty's address, telephone number or facsimile number should be sent to:

                             GMI Counsel
                             Merrill Lynch World Headquarters
                             4 World Financial Center, 12th Floor
                             New York, New York 10080
                             Attention: Swaps Legal
                             Facsimile No.: 212 449 6993

        With respect to Party B:

                  Address:   JPMorgan Chase Bank, N.A.
                             600 Travis, 9th floor
                             Houston TX 77002
                             Facsimile No.: 713 216 4880

                  with a copy to:

                  Address:   Residential Funding Corporation
                             8400 Normandale Lake Blvd.
                             Minneapolis, MN 55437
                             Attention: Christopher Martinez
                             Facsimile No.: 952-838-4834
                             Telephone No.: 952-857-7523

                             (For all purposes)

        (c) For the purpose of Section 13(c) of the Form Master Agreement: (i) Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

        (d) Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

        (e) Party A may assign or transfer its rights and obligations hereunder to any entity so long as the Rating Agency Condition is satisfied. This Transaction shall not be amended or modified pursuant to Section 9(b) of the Form Master Agreement unless the Rating Agency Condition is satisfied.

        (f) Payer Representations. For the purpose of Section 3(e) of the Form Master Agreement, Party A and Party B make the following representation:

               It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
        Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

        (g) Payee  Representations.  For the purpose of Section 3(f) of the Form
        Master   Agreement,   Party   A  and   Party   B  make   the   following
        representations:

        The  following   representation  applies  to  Party  A:  Party  A  is  a
        corporation organized under the laws of the State of Delaware.

        JPMorgan Chase Bank, N.A. is the Trustee under the Pooling and
                Servicing Agreement.

(h) For the purpose of Section 4(a)(i) and (ii) of the Form Master Agreement, each Party agrees to deliver the following documents as applicable:

(a)        Tax forms, documents or certificates to be delivered are:-

     PARTY REQUIRED
       TO DELIVER
        DOCUMENT


------------------------- -------------------------------- ---------------------

                          FORM/DOCUMENT/ DATE BY WHICH
                           CERTIFICATE TO BE DELIVERED
========================= ================================ =====================
========================= ================================ =====================
Party B.                  An executed U.S. Internal        (i) Before the
                          Revenue Service Form W-9 (or     first Payment Date
                          any successor thereto)           hereunder, (ii)
                                                           promptly         upon
                                                           reasonable  demand by
                                                           Party  A  and   (iii)
                                                           promptly         upon
                                                           learning   that   any
                                                           such form  previously
                                                           provided  to  Party A
                                                           has  become  obsolete
                                                           or incorrect.
------------------------- -------------------------------- ---------------------

(b) Other documents to be delivered are:

     PARTY REQUIRED
       TO DELIVER
        DOCUMENT



------------------------- -------------------------------- --------------------- -------------------
                                                                                     COVERED BY
                                  FORM/DOCUMENT/              DATE BY WHICH         SECTION 3(D)
                                    CERTIFICATE              TO BE DELIVERED       REPRESENTATION
========================= ================================ ===================== ===================
========================= ================================ ===================== ===================
Party A and Party B.      Incumbency certificate or        Concurrently with            Yes.
                          other documents evidencing the   the execution of
                          authority of the party           this agreement or
                          entering into this agreement     of any other
                          or any other document executed   documents executed
                          in connection with this          in connection with
                          agreement.                       this agreement.
------------------------- -------------------------------- --------------------- -------------------
------------------------- -------------------------------- --------------------- -------------------
Party B.                  Copy of each report delivered    Upon availability.           Yes.
                          under the Pooling and
                          Servicing Agreement and/or any
                          other Transaction Document.
------------------------- -------------------------------- --------------------- -------------------
------------------------- -------------------------------- --------------------- -------------------
Party A and Party B       Legal opinion from counsel for   Concurrently with            No.
                          each party concerning due        the execution of
                          authorization, enforceability    this agreement, or
                          and related matters, addressed   with respect to
                          to the other party and           Party A, within 2
                          acceptable to the other party.   New York Business
                                                           Days of the execution
                                                           of this agreement.
------------------------- -------------------------------- --------------------- -------------------
------------------------- -------------------------------- --------------------- -------------------
Party A                   Credit Support Document          Concurrently with            No.
                          specified in Section 6 above,    the execution of
                          such Credit Support Document     this agreement.
                          being duly executed if
                          required.
------------------------- -------------------------------- --------------------- -------------------
------------------------- -------------------------------- --------------------- -------------------
Party A                   An opinion of counsel with       Within 2 New York            No.
                          respect to Party A's Credit      Business Days of
                          Support Provider in a form       the execution of
                          acceptable to Party B.           this agreement.
------------------------- -------------------------------- --------------------- -------------------
------------------------- -------------------------------- --------------------- -------------------
Party A and Party B       Certified copies of all          Upon execution and           Yes.
                          corporate, partnership, trust    delivery of this
                          or membership authorizations,    agreement.
                          as the case may be, and any
                          other documents with respect
                          to the execution, delivery and
                          performance of this agreement
                          and any Credit Support
                          Document.
------------------------- -------------------------------- --------------------- -------------------
------------------------- -------------------------------- --------------------- -------------------
Party A and Party B       Indemnification agreement        Concurrently with            No.
                          executed by each Party with      printing of the
                          respect to information           prospectus
                          included in the prospectus       supplement related
                          supplement related to the        to the Class A and
                          Class A and Class M              Class M Certificates
                          Certificates
------------------------- -------------------------------- --------------------- -------------------

(i) "Affiliate" will have the meaning specified in Section 14 of the Form Master Agreement; provided, however, that Party B shall be deemed not to have any Affiliates for purposes of this Transaction.

(j) Party A hereby agrees that it will not, prior to the date that is one year and one day (or, if longer, the applicable preference period) after all Certificates (as such term is defined in the Pooling and Servicing Agreement) issued by Party B pursuant to the Pooling and Servicing Agreement have been paid in full, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of Party B. Nothing herein shall prevent Party A from participating in any such proceeding once commenced.

(k) It is expressly understood and agreed by the parties hereto that (i) this confirmation is executed and delivered by JPMorgan Chase Bank, N.A., not individually or personally but solely as trustee ("Trustee"), (ii) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by Trustee but is made and intended for the purpose of binding only Party B, (iii) nothing herein contained shall be construed as creating any liability on Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve Trustee from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (iv) under no circumstances shall Trustee be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B hereunder or any other related documents.

(l) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

        The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(m) Notwithstanding anything to the contrary contained herein, none of Party B or any of its officers, directors or shareholders (the "Non-recourse Parties") shall be personally liable for the payment by or on behalf of RAAC 2006-SP1 hereunder, and Party A shall be limited to a proceeding against the Collateral or against any other third party other than the Non-recourse Parties, and Party A shall not have the right to proceed directly against RAAC 2006-SP1 for the satisfaction of any monetary claim against the Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such Collateral and following the realization of the Collateral, any claims of Party A shall be extinguished.

17.               REGULATION AB PROVISION.

(1) Party A agrees and acknowledges that Residential Funding Corporation or its affiliates (the "Company") is required under Regulation AB under the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended ("Regulation AB"), to disclose certain financial information regarding Party A depending on the applicable "significance percentage", calculated from time to time in accordance with Item 1115 of Regulation AB.

(2) Party A shall provide to the Company the applicable financial information described under Item 1115 of Regulation AB within ten (10) business days of a request.

(3)  Party A and the  Company  acknowledge  and agree  that the  purpose of this
     Section 17 is to facilitate compliance by the Company with the provisions of Regulation AB and related rules and regulations of the Securities and Exchange Commission (the "Commission"). The Company shall not exercise its right to request delivery of information under these provisions other than in good faith, or for purposes other than compliance with Regulation AB and the related rules and regulations of the Commission.

(4) Party A shall indemnify the Company, each Affiliate of the Company, each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act of 1933 and Section 20 of the Securities Exchange Act of 1934), and the respective directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

a. any untrue statement of a material fact contained in any information or other material provided under this Section 17 by or on behalf of Party A (collectively, the "Party A Information"), or the omission to state in Party A Information a material fact required to be stated in Party A Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

b. any failure by Party A to deliver any information or other material when and as required under this Section 17; provided that Party A shall in no way indemnify the Company in the event that the Party A Information provided is considered by the Commission not to meet the Company's disclosure requirements as set out in this Section 17.

                                 [Remainder of page intentionally left blank.]

Please confirm that the foregoing correctly sets the terms of our agreement by executing this Confirmation and returning it to us by facsimile transmission.

Yours sincerely,

MERRILL LYNCH CAPITAL SERVICES, INC.


                    @SIGNATURE@
By:___________________________________
Authorized Signatory


Accepted and confirmed as of the Trade Date written above:

JPMorgan Chase Bank, N.A.
Not in its individual capacity but solely in its Capacity as Trustee for the benefit of the RAAC Series 2006-SP1 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-SP1 Trust



By:_____________________________________
Authorized Signatory
Name:
Title:

                           Exhibit I

---------------------- ------------------ ---------------------- --------------
                       TO BUT EXCLUDING
FROM AND INCLUDING *           *           USD NOTIONAL AMOUNT   CAP RATE (%)
---------------------- ------------------ ---------------------- --------------
   Effective Date          25-Mar-06         275,925,000.00             4.877
---------------------- ------------------ ---------------------- --------------
      25-Mar-06            25-Apr-06         275,925,000.00             5.004
---------------------- ------------------ ---------------------- --------------
      25-Apr-06            25-May-06         273,761,338.00             5.239
---------------------- ------------------ ---------------------- --------------
      25-May-06            25-Jun-06         268,871,369.00             5.260
---------------------- ------------------ ---------------------- --------------
      25-Jun-06            25-Jul-06         263,567,848.00             5.298
---------------------- ------------------ ---------------------- --------------
      25-Jul-06            25-Aug-06         256,916,984.00             5.343
---------------------- ------------------ ---------------------- --------------
      25-Aug-06            25-Sep-06         249,502,143.00             5.373
---------------------- ------------------ ---------------------- --------------
      25-Sep-06            25-Oct-06         242,917,761.00             5.392
---------------------- ------------------ ---------------------- --------------
      25-Oct-06            25-Nov-06         236,217,282.00             5.397
---------------------- ------------------ ---------------------- --------------
      25-Nov-06            25-Dec-06         229,635,257.00             5.388
---------------------- ------------------ ---------------------- --------------
      25-Dec-06            25-Jan-07         223,238,804.00             5.367
---------------------- ------------------ ---------------------- --------------
      25-Jan-07            25-Feb-07         217,023,501.00             5.341
---------------------- ------------------ ---------------------- --------------
      25-Feb-07            25-Mar-07         210,984,149.00             5.313
---------------------- ------------------ ---------------------- --------------
      25-Mar-07            25-Apr-07         205,105,554.00             5.285
---------------------- ------------------ ---------------------- --------------
      25-Apr-07            25-May-07         199,373,571.00             5.260
---------------------- ------------------ ---------------------- --------------
      25-May-07            25-Jun-07         193,753,282.00             5.242
---------------------- ------------------ ---------------------- --------------
      25-Jun-07            25-Jul-07         188,052,147.00             5.230
---------------------- ------------------ ---------------------- --------------
      25-Jul-07            25-Aug-07         182,169,529.00             5.221
---------------------- ------------------ ---------------------- --------------
      25-Aug-07            25-Sep-07         170,375,045.00             5.212
---------------------- ------------------ ---------------------- --------------
      25-Sep-07            25-Oct-07         126,390,591.00             5.193
---------------------- ------------------ ---------------------- --------------
      25-Oct-07            25-Nov-07          66,283,802.00             5.174
---------------------- ------------------ ---------------------- --------------
      25-Nov-07            25-Dec-07          49,959,137.00             5.158
---------------------- ------------------ ---------------------- --------------
      25-Dec-07            25-Jan-08          48,613,080.00             5.146
---------------------- ------------------ ---------------------- --------------
      25-Jan-08            25-Feb-08          47,376,058.00             5.138
---------------------- ------------------ ---------------------- --------------
      25-Feb-08            25-Mar-08          46,221,940.00             5.136
---------------------- ------------------ ---------------------- --------------
      25-Mar-08            25-Apr-08          45,116,952.00             5.138
---------------------- ------------------ ---------------------- --------------
      25-Apr-08            25-May-08          43,921,568.00             5.144
---------------------- ------------------ ---------------------- --------------
      25-May-08            25-Jun-08          42,880,504.00             5.155
---------------------- ------------------ ---------------------- --------------
      25-Jun-08            25-Jul-08          40,903,972.00             5.170
---------------------- ------------------ ---------------------- --------------
      25-Jul-08            25-Aug-08          39,112,307.00             5.190
---------------------- ------------------ ---------------------- --------------
      25-Aug-08            25-Sep-08          37,127,482.00             5.215
---------------------- ------------------ ---------------------- --------------
      25-Sep-08            25-Oct-08          34,573,235.00             5.236
---------------------- ------------------ ---------------------- --------------
      25-Oct-08            25-Nov-08          32,195,122.00             5.248
---------------------- ------------------ ---------------------- --------------
      25-Nov-08            25-Dec-08          31,189,958.00             5.252
---------------------- ------------------ ---------------------- --------------
      25-Dec-08            25-Jan-09          30,534,600.00             5.245
---------------------- ------------------ ---------------------- --------------
      25-Jan-09            25-Feb-09          29,893,444.00             5.226
---------------------- ------------------ ---------------------- --------------
      25-Feb-09            25-Mar-09          29,266,163.00             5.196
---------------------- ------------------ ---------------------- --------------
      25-Mar-09            25-Apr-09          28,652,435.00             5.170
---------------------- ------------------ ---------------------- --------------
      25-Apr-09            25-May-09          28,051,950.00             5.156
---------------------- ------------------ ---------------------- --------------
      25-May-09            25-Jun-09          27,464,402.00             5.153
---------------------- ------------------ ---------------------- --------------
      25-Jun-09            25-Jul-09          26,889,497.00             5.164
---------------------- ------------------ ---------------------- --------------
      25-Jul-09            25-Aug-09          26,326,944.00             5.189
---------------------- ------------------ ---------------------- --------------
      25-Aug-09            25-Sep-09          25,776,462.00             5.228
---------------------- ------------------ ---------------------- --------------
      25-Sep-09            25-Oct-09          25,237,777.00             5.262
---------------------- ------------------ ---------------------- --------------
      25-Oct-09            25-Nov-09          24,710,619.00             5.285
---------------------- ------------------ ---------------------- --------------
      25-Nov-09            25-Dec-09          24,194,729.00             5.294
---------------------- ------------------ ---------------------- --------------
      25-Dec-09            25-Jan-10          23,689,851.00             5.289
---------------------- ------------------ ---------------------- --------------
      25-Jan-10            25-Feb-10          23,195,737.00             5.268
---------------------- ------------------ ---------------------- --------------
      25-Feb-10            25-Mar-10          22,712,143.00             5.234
---------------------- ------------------ ---------------------- --------------
      25-Mar-10            25-Apr-10          22,238,835.00             5.204
---------------------- ------------------ ---------------------- --------------
      25-Apr-10            25-May-10          21,775,580.00             5.186
---------------------- ------------------ ---------------------- --------------
      25-May-10            25-Jun-10          21,175,475.00             5.180
---------------------- ------------------ ---------------------- --------------
      25-Jun-10            25-Jul-10          20,737,023.00             5.189
---------------------- ------------------ ---------------------- --------------
      25-Jul-10            25-Aug-10          19,891,073.00             5.212
---------------------- ------------------ ---------------------- --------------
      25-Aug-10            25-Sep-10          19,177,004.00             5.247
---------------------- ------------------ ---------------------- --------------
      25-Sep-10            25-Oct-10          18,585,629.00             5.279
---------------------- ------------------ ---------------------- --------------
      25-Oct-10            25-Nov-10          18,214,798.00             5.298
---------------------- ------------------ ---------------------- --------------
      25-Nov-10            25-Dec-10          17,790,636.00             5.304
---------------------- ------------------ ---------------------- --------------
      25-Dec-10            25-Jan-11          17,421,152.00             5.296
---------------------- ------------------ ---------------------- --------------
      25-Jan-11            25-Feb-11          17,074,330.00             5.273
---------------------- ------------------ ---------------------- --------------
      25-Feb-11            25-Mar-11          16,734,266.00             5.237
---------------------- ------------------ ---------------------- --------------
      25-Mar-11            25-Apr-11          16,400,830.00             5.204
---------------------- ------------------ ---------------------- --------------
      25-Apr-11            25-May-11          16,073,892.00             5.183
---------------------- ------------------ ---------------------- --------------
      25-May-11            25-Jun-11          15,753,328.00             5.173
---------------------- ------------------ ---------------------- --------------
      25-Jun-11            25-Jul-11          15,439,014.00             5.175
---------------------- ------------------ ---------------------- --------------
      25-Jul-11            25-Aug-11          15,130,829.00             5.189
---------------------- ------------------ ---------------------- --------------
      25-Aug-11            25-Sep-11          14,828,654.00             5.215
---------------------- ------------------ ---------------------- --------------
      25-Sep-11            25-Oct-11          14,532,373.00             5.239
---------------------- ------------------ ---------------------- --------------
      25-Oct-11            25-Nov-11          14,241,872.00             5.252
---------------------- ------------------ ---------------------- --------------
      25-Nov-11            25-Dec-11          13,957,039.00             5.257
---------------------- ------------------ ---------------------- --------------
      25-Dec-11            25-Jan-12          13,677,766.00             5.251
---------------------- ------------------ ---------------------- --------------
      25-Jan-12            25-Feb-12          13,403,943.00             5.234
---------------------- ------------------ ---------------------- --------------
      25-Feb-12            25-Mar-12          13,135,466.00             5.208
---------------------- ------------------ ---------------------- --------------
      25-Mar-12            25-Apr-12          12,872,232.00             5.186
---------------------- ------------------ ---------------------- --------------
      25-Apr-12        Termination Date       12,599,386.00             5.175
---------------------- ------------------ ---------------------- --------------


* Such dates subject to No Adjustment